UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 25, 2017

CYS Investments, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-33740	20-4072657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
500 Totten Pond Road, 6th Floor
Waltham, Massachusetts 02451
(Address of principal executive offices)
Registrant’s telephone number, including area code: (617) 639-0440

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On October 25, 2017, CYS Investments, Inc. (the "Company", "we", "us", or "our") issued a press release announcing its financial position as of September 30, 2017, results of operations for the three and nine months ended September 30, 2017, and other related information. A copy of such press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (the "Report") and is incorporated herein by reference.
The information in Item 2.02 of this Report, including the information in the press release attached as Exhibit 99.1 to this Report, is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information in Item 2.02 of this Report, including the information in the press release attached as Exhibit 99.1 to this Report, shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933.

Forward-Looking Statements Disclaimer
This release contains "forward-looking statements" made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including those relating to market expectations, interest rates and interest rate volatility, the prices, supply and volatility of Agency RMBS, borrowing costs, earnings, yields, investment environment, hedges, inflation, forward settling transactions, liquidity, prepayments, the anticipated benefits of our portfolio and hedge repositioning, and the effect of actions of the U.S. government, the Fed, the FHFA, and the FOMC on our results. Forward-looking statements typically are identified by use of the terms such as "believe," "expect," "anticipate," "estimate," "plan," "continue," "intend," "should," "may" or similar expressions. Forward-looking statements are based on the Company's beliefs, assumptions and expectations of the Company's future performance, taking into account all information currently available to the Company. The Company cannot assure you that actual results will not vary from the expectations contained in the forward-looking statements. All of the forward-looking statements are subject to numerous possible events, factors and conditions, many of which are beyond the control of the Company and not all of which are known to the Company, including, without limitation, market conditions and those described in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which has been filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date on which they are made. New risks and uncertainties arise over time, and it is not possible to predict those events or how they may affect us. Except as required by law, the Company is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits.

Exhibit No.	Description
99.1
Press release, dated October 25, 2017, issued by CYS Investments, Inc., providing its financial position as of September 30, 2017, and results of operations for the three and nine months ended September 30, 2017.

The information contained in the press release attached as Exhibit 99.1 to this Report is furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information contained in the press release attached as Exhibit 99.1 to this Report shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933, as amended.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CYS INVESTMENTS, INC.

Dated: October 25, 2017
BY:     /s/ JACK DECICCO
Jack DeCicco, CPA
Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1
Press release, dated October 25, 2017, issued by CYS Investments, Inc., providing its financial position as of September 30, 2017, and results of operations for the three and nine months ended September 30, 2017.